                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 1999

                          ADC TELECOMMUNICATIONS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                  0-1424                 41-0743912
 ----------------------------  -----------------------    -------------------
 (State or other jurisdiction  (Commission File Number)    (IRS Employer of
       incorporation)                                     Identification No.)

                  12501 Whitewater Drive, Minnetonka, Minnesota 55343
                  ---------------------------------------------------
                     (Address of principal executive offices)

       Registrant's telephone number, including area code: (612) 938-8080
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 4

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS .

     On October 8, 1999, ADC Telecommunications, Inc. ("ADC") completed its acquisition of Saville Systems PLC, an Irish public limited company ("Saville"), pursuant to an Agreement, dated June 19, 1999 as amended June 30, 1999, between ADC and Saville (the "Acquisition Agreement"). As provided in the Acquisition Agreement, each of the ordinary shares of Saville (including American Depositary Shares representing ordinary shares) outstanding on October 8, 1999 was canceled and exchanged for 0.358 shares of ADC's common stock, and each of the deferred shares of Saville outstanding on October 8, 1999 was canceled and exchanged for
0.027 shares of ADC's common stock. ADC issued approximately 14,096,448 shares of common stock in exchange for the outstanding ordinary and deferred shares of Saville. The closing price of ADC common stock on the Nasdaq Stock Market on October 8, 1999 was $42.688.

     Saville is a leading provider of convergent billing and customer care solutions for the telecommunications industry. Saville operates globally with offices in the U.S., Canada, Ireland, Australia, U.K. and Germany, and has more than 1,400 employees worldwide.

     Effective as of the next meeting of ADC's Board of Directors, John J. Boyle III, John Sidgmore and J.A. Blanchard III, former directors of Saville, have been named as members of ADC's Board of Directors, to serve in accordance with ADC's Bylaws.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          Exhibit No.     Description
          -----------     -----------
          2-a             Agreement, dated June 19, 1999, between ADC
                          Telecommunications, Inc. and Saville Systems PLC
                          (incorporated by reference to Exhibit 99-a of the Registrant's Form 8-K filed June 23, 1999).

          2-b First Amendment to the Agreement, dated as of June 30, 1999, between ADC Telecommunications, Inc. and Saville Systems PLC (incorporated by reference to Exhibit
                          10-a of the Registrant's Form 10-Q for the fiscal quarter ended July 31, 1999).


                                Page 2 of 4 Pages

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 11, 1999

                                         ADC TELECOMMUNICATIONS, INC.



                                         By:   /s/ Robert E. Switz
                                            -----------------------------------
                                               Robert E. Switz
                                               Senior Vice President
                                               and Chief Financial Officer


                                Page 3 of 4 Pages

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
   2-a            Agreement, dated June 19, 1999, between ADC
                  Telecommunications, Inc. and Saville Systems PLC (incorporated by reference to Exhibit 99-a of the Registrant's Form 8-K filed June 23, 1999).

   2-b First Amendment to the Agreement, dated as of June 30, 1999, between ADC Telecommunications, Inc. and Saville Systems PLC (incorporated by reference to Exhibit 10-a of the Registrant's Form 10-Q for the fiscal quarter ended July 31, 1999).


                                Page 4 of 4 Pages